SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 28, 2002

                 (Date of earliest event reported): May 28, 2002

                              VISUAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                              000-23699 52-1837515
             (Commission File No.) (IRS Employer Identification No.)



                                2092 Gaither Road
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 296-2300








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ITEM 5.  OTHER EVENTS.

     On May 28, 2002, we announced that our request to transfer from the Nasdaq National Market to the Nasdaq SmallCap Market had been approved, effective May 28, 2002. Our common stock continues to trade under the same ticker symbol:
VNWK.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits.


99.1 Press Release






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 28, 2002

                                        Visual Networks, Inc.


                                           /S/ JOHN SAUNDERS
                                        By:    John Saunders
                                        Title: Chief Financial Officer






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